Senior Housing Properties Trust Exhibit 99.2 Second Quarter 2018 Supplemental Operating and Financial Data 845 N New Ballas Court, Creve Coeur, MO Major Tenant: Signature Health Services, Inc. Square Feet: 82,280 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 3 Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS 7 Key Financial Data 8 Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Income 10 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income (Additional Data) 11 Condensed Consolidated Statements of Cash Flows 12 Debt Summary as of March 31, 2019 14 Debt Maturity Schedule as of March 31, 2019 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants 16 Summary of Capital Expenditures 17 Property Acquisitions / Dispositions Information Since January 1, 2019 18 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 19 Consolidated Net Operating Income (NOI) and Cash Basis NOI 20 Same Property NOI and Cash Basis NOI 21 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended March 31, 2019 and 2018 22 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre 23 Calculation and Reconciliation of Funds From Operations (FFO) and Normalized FFO Attributable to Common Shareholders 24 Definitions of Certain Non-GAAP Financial Measures 25 PORTFOLIO INFORMATION 26 Portfolio Summary by Geographic Diversification and Property Type 27 Portfolio Summary by Property Type and Tenant 28 Occupancy by Property Type and Tenant 29 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 30 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended March 31, 2019 and 2018) 31 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 32 Managed Senior Living Communities Segment and Same Property – Results of Operations 33 MOB Leasing Summary 34 Tenants Representing 1% or More of Total Annualized Rental Income 35 Lease Expiration Schedule 36 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 37 Senior Housing Properties Trust 2 Supplemental Operating and Financial Data, March 31, 2019

Senior Housing Properties Trust 3 Supplemental Operating and Financial Data, March 31, 2019 3

COMPANY PROFILE

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, and wellness centers located throughout the U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Management:

SNH is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities (including some of the senior living communities that SNH owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of March 31, 2019, RMR had $30.0 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and approximately 50,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: SNH
5.625% Senior Notes due 2042: SNHNI
6.250% Senior Notes due 2046: SNHNL

Senior Unsecured Debt Ratings:

Moody's: Baa3
Standard & Poor's: BBB-

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
4

INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Senior Housing Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr. Two Newton Place Chief Financial Officer & Treasurer, at (617) 796-8350, 255 Washington Street, Suite 300 or rsiedel@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Investor and media inquiries should be directed to (email) info@snhreit.com Brad Shepherd, Senior Director, Investor Relations, at (website) www.snhreit.com (617) 796-8234, or bshepherd@snhreit.com. Senior Housing Properties Trust 5 Supplemental Operating and Financial Data, March 31, 2019

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

B. Riley FBR
Bryan Maher
(646) 885-5423
bmaher@brileyfbr.com

Jefferies & Company
Omotayo Okusanya
(212) 336-7076
tokusanya@jefferies.com

JMP Securities
Peter Martin
(415) 835-8904
pmartin@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Robert W. Baird & Co.
Drew Babin
(610) 238-6634
dbabin@wbaird.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Michael Souers
(212)-438-2508
michael.souers@spglobal.com

SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
6

Senior Housing Properties Trust 7 Supplemental Operating and Financial Data, March 31, 2019 7

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Selected Balance Sheet Data:					
Total gross assets (1)	$ 8,706,590	$ 8,694,818	$ 9,061,046	$ 8,991,390	$ 8,889,491
Total assets	$ 7,145,900	$ 7,160,426	$ 7,453,444	$ 7,435,636	$ 7,384,064
Total liabilities	$ 4,032,462	$ 3,980,556	$ 4,058,964	$ 3,992,063	$ 3,967,947
Total equity	$ 3,113,438	$ 3,179,870	$ 3,394,480	$ 3,443,573	$ 3,416,117
Selected Income Statement Data:					
Total revenues (2)	$ 266,286	$ 285,222	$ 278,969	$ 277,202	$ 275,770
Net income (loss)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988	$ 237,405
Net income (loss) attributable to common shareholders	$ 30,082	$ (118,543)	$ 45,805	$ 123,587	$ 236,022
NOI (3)	$ 149,064	$ 167,782	$ 162,982	$ 167,146	$ 167,672
Adjusted EBITDA*re* (4) (5)	$ 140,904	$ 117,835	$ 153,134	$ 157,192	$ 157,844
FFO attributable to common shareholders (6)	$ 80,411	$ 115,732	$ 81,554	$ 87,108	$ 92,666
Normalized FFO attributable to common shareholders (5) (6)	$ 88,225	$ 65,080	$ 100,248	$ 104,785	$ 107,163
Per Common Share Data (basic and diluted):					
Net income (loss) attributable to common shareholders	$ 0.13	$ (0.50)	$ 0.19	$ 0.52	$ 0.99
FFO attributable to common shareholders (6)	$ 0.34	$ 0.49	$ 0.34	$ 0.37	$ 0.39
Normalized FFO attributable to common shareholders (5) (6)	$ 0.37	$ 0.27	$ 0.42	$ 0.44	$ 0.45
Dividends:					
Annualized dividend declared per common share (7)	$ 1.56	$ 1.56	$ 1.56	$ 1.56	$ 1.56
Annualized dividend yield (at end of period) (7)	13.2%	13.3%	8.9%	8.6%	10.0%
Normalized FFO attributable to common shareholders payout ratio (basic and diluted) (5)(6)	105.4%	144.4%	92.9%	88.6%	86.7%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) During the three months ended December 31, 2018, we recognized $8.0 million of percentage rent for the year ended December 31, 2018.
(3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount.
(4) See page 23 for the calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts.
(5) Adjusted EBITDA*re* and Normalized FFO attributable to common shareholders include business management incentive fee expense of $40,642, or $0.17 per share, for the three months ended December 31, 2018.
(6) See page 24 for the calculation of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders and a reconciliation of net income (loss) attributable to common shareholders determined in accordance with GAAP to these amounts.
(7) Stated amounts reflect the annualized regular quarterly dividend rates per share. Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the period. On April 18, 2019, we declared a quarterly dividend of $0.15 per common share ($0.60 per share per year).

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
8

CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) As of As of March 31, 2019 December 31, 2018 ASSETS Real estate properties: Land $ 837,575 $ 844,567 Buildings and improvements 7,022,101 7,031,733 Total real estate properties, gross 7,859,676 7,876,300 Accumulated depreciation (1,560,690) (1,534,392) Total real estate properties, net 6,298,986 6,341,908 Cash and cash equivalents 39,875 54,976 Restricted cash 14,877 15,095 Acquired real estate leases and other intangible assets, net 401,209 419,244 Other assets, net 390,953 329,203 Total assets $ 7,145,900 $ 7,160,426 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 225,000 $ 139,000 Unsecured term loans, net 548,493 548,286 Senior unsecured notes, net 2,217,989 2,216,945 Secured debt and capital leases, net 742,883 744,186 Accrued interest 35,241 26,182 Assumed real estate lease obligations, net 83,919 86,304 Other liabilities 178,937 219,653 Total liabilities 4,032,462 3,980,556 Commitments and contingencies Equity: Equity attributable to common shareholders: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,729,900 shares issued and outstanding at March 31, 2019 and December 31, 2018 2,377 2,377 Additional paid in capital 4,611,634 4,611,419 Cumulative net income 2,170,878 2,140,796 Cumulative other comprehensive loss (200) (266) Cumulative distributions (3,823,928) (3,731,214) Total equity attributable to common shareholders 2,960,761 3,023,112 Noncontrolling interest: Total equity attributable to noncontrolling interest 152,677 156,758 Total equity 3,113,438 3,179,870 Total liabilities and equity $ 7,145,900 $ 7,160,426 Senior Housing Properties Trust 9 Supplemental Operating and Financial Data, March 31, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data) For the Three Months Ended March 31, 2019 2018 Revenues: Rental income $ 158,241 $ 173,728 Residents fees and services 108,045 102,042 Total revenues 266,286 275,770 Expenses: Property operating expenses 117,222 108,098 Depreciation and amortization 72,230 70,339 General and administrative 9,816 25,118 Acquisition and certain other transaction related costs 7,814 20 Impairment of assets 6,206 — Total expenses 213,288 203,575 (Loss) gain on sale of properties (122) 181,154 Dividend income 923 659 Unrealized gains and losses on equity securities, net 22,932 27,241 Interest and other income 114 54 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,652 and $1,411, respectively) (45,611) (43,552) Loss on early extinguishment of debt — (130) Income from continuing operations before income tax expense and equity in earnings of an investee 31,234 237,621 Income tax expense (134) (260) Equity in earnings of an investee 404 44 Net income 31,504 237,405 Net income attributable to noncontrolling interest (1,422) (1,383) Net income attributable to common shareholders $ 30,082 $ 236,022 CONDENSED CONSOLIDATED STATEMENTS OF INCOME STATEMENTS CONDENSED CONSOLIDATED Weighted average common shares outstanding (basic) 237,568 237,478 Weighted average common shares outstanding (diluted) 237,600 237,493 Per common share data (basic and diluted): Net income attributable to common shareholders $ 0.13 $ 0.99 Senior Housing Properties Trust 10 Supplemental Operating and Financial Data, March 31, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended March 31, 2019 2018 Additional Data: General and administrative expenses / total assets (at end of period) (1) 0.1% 0.3% Business management incentive fees (2) $ — $ 14,347 Straight line rent included in rental income (3) $ 1,934 $ 2,993 Lease value amortization included in rental income (3) $ 1,525 $ 1,381 Amortization of debt issuance costs and debt premiums / discounts $ 1,652 $ 1,411 Non-cash stock based compensation $ 215 $ 186 Non-cash amortization included in property operating expenses (4) $ 199 $ 199 Non-cash amortization included in general and administrative expenses (4) $ 744 $ 744 (1) General and administrative expenses include business management incentive fee expense of $14,347 for the three months ended March 31, 2018. (2) Incentive fees under our business management agreement with The RMR Group LLC, or RMR LLC, are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the SNL U.S. REIT Healthcare index over the applicable measurement period and are included in general and administrative expense in our condensed consolidated statements of income. (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in The RMR Group Inc., or RMR Inc., common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) OF INCOME (ADDITIONAL STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 11 Supplemental Operating and Financial Data, March 31, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Three Months Ended March 31, 2019 2018 Cash flows from operating activities: Net income $ 31,504 $ 237,405 Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization expense 72,230 70,339 Net amortization of debt discounts, premiums and deferred financing fees 1,652 1,411 Straight line rental income (1,934) (2,993) Amortization of acquired real estate leases and other intangible assets (1,525) (1,381) Gain on early extinguishment of debt — 130 Loss (gain) on sale of properties 122 (181,154) Unrealized gains and losses on equity securities, net (22,932) (27,241) Impairment of assets 6,206 — Other non-cash adjustments (943) (943) Equity in earnings of an investee (404) (44) Change in assets and liabilities: Other assets (5,862) 3,097 Accrued interest 9,059 17,088 Other liabilities (45,658) (31,680) Cash provided by operating activities 41,515 84,034 Cash flows from investing activities: Real estate acquisitions and deposits — (122,221) Real estate improvements (46,237) (13,443) Proceeds from sale of properties 2,929 216,013 Cash (used in) provided by investing activities (43,308) 80,349 Cash flows from financing activities: Proceeds from issuance of unsecured senior notes, net of discount — 491,560 Proceeds from borrowings on revolving credit facility 178,000 316,000 Repayments of borrowings on revolving credit facility (92,000) (857,000) Repayment of other debt (1,309) (6,166) Loss on extinguishment of debt settled in cash — (130) Payment of debt issuance costs — (4,296) Repurchase of common shares — (90) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Distributions to noncontrolling interest (5,503) (5,667) Distributions to shareholders (92,714) (92,674) Cash used for financing activities (13,526) (158,463) Senior Housing Properties Trust 12 Supplemental Operating and Financial Data, March 31, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (amounts in thousands) For the Three Months Ended March 31, 2019 2018 (Decrease) increase in cash and cash equivalents and restricted cash $ (15,319) $ 5,920 (CONTINUED) Cash and cash equivalents and restricted cash at beginning of period 70,071 47,321 Cash and cash equivalents and restricted cash at end of period $ 54,752 $ 53,241 Supplemental cash flow information: Interest paid $ 35,034 $ 25,053 Income taxes paid $ 31 $ — Non-cash investing activities: Acquisitions funded by assumed debt $ — $ (27,798) Non-cash financing activities: Assumption of mortgage notes payable $ — $ 27,798 Supplemental disclosure of cash and cash equivalents and restricted cash The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the amount shown in the condensed consolidated statements of cash flows: As of March 31, 2019 2018 Cash and cash equivalents $ 39,875 $ 39,161 Restricted cash 14,877 14,080 Total cash and cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows $ 54,752 $ 53,241 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 13 Supplemental Operating and Financial Data, March 31, 2019

DEBT SUMMARY AS OF MARCH 31, 2019

DEBT SUMMARY AS OF MARCH 31, 2019

(Dollars in thousands)

	Coupon Rate	Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:						
Unsecured Floating Rate Debt:						
Unsecured revolving credit facility (LIBOR + 120 b.p.) (3)	3.608%	3.608%	$ 225,000	1/15/2022	$ 225,000	2.8
Unsecured term loan (LIBOR + 140 b.p.)	3.889%	3.889%	350,000	1/15/2020	350,000	0.8
Unsecured term loan (LIBOR + 135 b.p.)	3.846%	3.846%	200,000	9/28/2022	200,000	3.5
Weighted average rate / total unsecured floating rate debt	**3.796%**	**3.796%**	**$ 775,000**		**$ 775,000**	**2.1**
Unsecured Fixed Rate Debt:						
Senior notes due 2019 (4)	3.250%	3.250%	$ 400,000	5/1/2019	$ 400,000	0.1
Senior notes due 2020	6.750%	6.750%	200,000	4/15/2020	200,000	1.0
Senior notes due 2021	6.750%	6.750%	300,000	12/15/2021	300,000	2.7
Senior notes due 2024	4.750%	4.750%	250,000	5/1/2024	250,000	5.1
Senior notes due 2028	4.750%	4.750%	500,000	2/15/2028	500,000	8.9
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	23.4
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	26.9
Weighted average rate / total unsecured fixed rate debt	**5.231%**	**5.231%**	**$ 2,250,000**		**$ 2,250,000**	**9.6**
Weighted average rate / total unsecured debt	**4.863%**	**4.863%**	**$ 3,025,000**		**$ 3,025,000**	**7.7**
Secured Debt:						
Secured Fixed Rate Debt:						
Mortgage - secured by 4 properties (5)	3.790%	4.270%	$ 42,372	7/1/2019	$ 42,132	0.3
Mortgage - secured by 1 property	7.490%	7.490%	1,889	1/1/2022	61	2.8
Mortgage - secured by 1 property	6.280%	5.170%	12,992	7/1/2022	10,744	3.3
Mortgage - secured by 1 property	4.850%	3.790%	11,126	10/1/2022	10,287	3.5
Mortgage - secured by 2 properties	5.750%	5.110%	16,362	10/6/2022	15,182	3.5
Mortgage - secured by 1 property	6.640%	4.920%	16,344	6/1/2023	14,522	4.2
Capital leases - 2 properties	7.700%	7.700%	9,599	4/30/2026	155	7.1
Mortgages - secured by 2 properties (6)	3.530%	3.530%	620,000	8/6/2026	620,000	7.4
Mortgage - secured by 1 property	6.250%	6.250%	1,742	3/1/2026	18	6.9
Mortgage - secured by 1 property	4.444%	4.444%	10,845	7/1/2043	1,698	24.3
Weighted average rate / total secured fixed rate debt	**3.814%**	**3.754%**	**$ 743,271**		**$ 714,799**	**6.9**
Weighted average rate / total debt	**4.656%**	**4.644%**	**$ 3,768,271**		**$ 3,739,799**	**7.5**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.
(2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.
(3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of March 31, 2019 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year.
(4) In May 2019, we redeemed these unsecured senior notes, at par plus accrued interest, using cash on hand and borrowings under our revolving credit facility.
(5) In April 2019, we gave notice of our intention to prepay, at par plus accrued interest, this secured debt. We expect to make this prepayment in May 2019.
(6) The properties encumbered by these mortgages is owned by a joint venture in which we own a 55% equity interest. The principal amounts listed in the table for these mortgage debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

14

DEBT MATURITY SCHEDULE AS OF MARCH 31, 2019

DEBT MATURITY SCHEDULE AS OF MARCH 31, 2019

(dollars in thousands)
As of March 31, 2019

Year	Unsecured Floating Rate Debt	% of Total	Unsecured Fixed Rate Debt	% of Total	Secured Fixed Rate Debt (1)	% of Total	Total	% of Total
2019 (2) (3)	$ —		$ 400,000		$ 45,035		$ 445,035	
2020	350,000		200,000		3,799		553,799	
2021	—		300,000		4,097		304,097	
2022	425,000 (4)		—		39,372		464,372	
2023	—		—		16,673		16,673	
2024	—		250,000		2,110		252,110	
2025	—		—		2,295		2,295	
2026	—		—		620,973		620,973	
2027	—		—		302		302	
Thereafter	—		1,100,000		8,615		1,108,615	
Principal balance	$ 775,000		$ 2,250,000		$ 743,271		$ 3,768,271	
Unamortized debt issuance costs, premiums and discounts	(1,507)		(32,011)		(388)		(33,906)	
Total debt, net	$ 773,493	20.7%	$ 2,217,989	59.4%	$ 742,883	19.9%	$ 3,734,365	100.0%

(1) Includes $9,599 of capital lease obligations due through April 2026.
(2) In May 2019, we redeemed $400,000 of unsecured senior notes, at par plus accrued interest, using cash on hand and borrowings under our revolving credit facility.
(3) In April 2019, we gave notice of our intention to prepay, at par plus accrued interest, a secured debt totaling $42,211 that has a maturity date in July 2019. We expect to make this prepayment in May 2019.
(4) Includes $225,000 outstanding under our $1,000,000 revolving credit facility at March 31, 2019. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend this maturity by one year.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

15

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Leverage Ratios:					
Total debt (1) / total gross assets (2)	43.3%	42.4%	41.3%	41.2%	41.4%
Total debt (1) / gross book value of real estate assets (3)	44.8%	43.7%	43.1%	42.8%	42.6%
Total debt (1) / total market capitalization (4)	57.4%	56.9%	47.3%	46.3%	49.7%
Secured debt (1) / total assets	10.4%	10.4%	10.0%	11.3%	11.2%
Variable rate debt (1) / total debt (1)	20.6%	18.7%	19.9%	16.6%	16.4%
Coverage Ratios:					
Total debt (1) / annualized Adjusted EBITDA*re* (5) (6)	6.7x	6.5x	6.1x	5.9x	5.8x
Adjusted EBITDA*re* (5) (6) / interest expense	3.1x	2.6x	3.4x	3.5x	3.6x
Public Debt Covenants:					
Total debt / adjusted total assets (7) - allowable maximum 60.0%	43.0%	42.2%	41.2%	41.3%	41.5%
Secured debt / adjusted total assets (7) - allowable maximum 40.0%	8.5%	8.5%	8.2%	9.4%	9.3%
Consolidated income available for debt service (8) / debt service - required minimum 1.50x	3.02x	3.83x	3.05x	3.21x	3.40x
Total unencumbered assets (7) / unsecured debt - required minimum 150.0%	243.3%	249.6%	256.4%	256.8%	254.3%

(1) Debt amounts represent the principal balance as of the date reported.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of each period.
(5) See page 23 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(6) Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. Excluding business management incentive fee expense, Total debt / annualized Adjusted EBITDA*re* and Adjusted EBITDA*re* / interest expense would have been 6.0x and 3.5x, respectively, for the three months ended December 31, 2018.
(7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, and exclude accounts receivable and intangible assets.
(8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, unrealized gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the period presented.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
16

SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
MOB tenant improvements (1)	$ 5,000	$ 4,283	$ 5,073	$ 1,089	$ 1,600
MOB leasing costs (2)	4,132	845	3,686	1,225	422
MOB building improvements (3)	995	6,665	3,831	3,127	2,779
Managed senior living communities capital improvements	3,312	3,518	3,721	3,355	2,407
Recurring capital expenditures (4)(5)	$ 13,439	$ 15,311	$ 16,311	$ 8,796	$ 7,208
MOB avg. sq. ft. during period	12,574	12,600	12,600	12,601	12,334
Managed senior living communities avg. units during period	9,766	9,641	9,513	9,374	9,150
MOB building improvements per avg. sq. ft. during period	$ 0.08	$ 0.53	$ 0.30	$ 0.25	$ 0.23
Managed senior living communities capital improvements per avg. unit during period	$ 339	$ 365	$ 391	$ 358	$ 263
Development, redevelopment and other activities - MOBs (6)	$ 6,059	$ 6,924	$ 1,072	$ 1,549	$ 397
Development, redevelopment and other activities - Managed senior living communities (4)	9,079	7,144	9,051	8,109	2,824
Total development, redevelopment and other activities (4)(5)	$ 15,138	$ 14,068	$ 10,123	$ 9,658	$ 3,221

(1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space.
(2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements.
(3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(4) During the three months ended March 31, 2019, we invested $697 in revenue producing capital improvements at certain of our triple net leased senior living communities leased to private operators, and as a result, annual rents payable to us increased by approximately $28 pursuant to the terms of the applicable leases. These capital improvement amounts are not included in the table above.
(5) During the three months ended March 31, 2019, we purchased $22,579 of fixed assets and capital improvements related to certain of our senior living communities leased to Five Star. In April 2019, we entered into a transaction agreement with Five Star, or the Transaction Agreement, pursuant to which we purchased $50,000 of fixed assets and capital improvements related to our senior living communities leased to Five Star. These capital improvement amounts are not included in the table above.
(6) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
17

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Acquisitions: We have not acquired any properties since January 1, 2019. Dispositions: (1) Date Sold Location Type of Property Number of Buildings Gross Sales Price (2) 2/21/2019 Alachua, FL Life Science 1 $ 2,900 3/28/2019 Millbury, MA Medical Office 1 75 5/1/2019 Various Skilled Nursing Facility 3 21,500 Total Dispositions 5 $ 24,475 (1) As of May 8, 2019, we have 13 MOBs and 17 skilled nursing facilities under agreements to sell for an aggregate sales price of approximately $39,564, excluding closing costs. (2) Represents the gross contract sales price, excludes closing costs. PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019 SINCE JANUARY ACQUISITIONS / DISPOSITIONS INFORMATION PROPERTY Senior Housing Properties Trust 18 Supplemental Operating and Financial Data, March 31, 2019

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(amounts in thousands)

	For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Calculation of NOI and Cash Basis NOI:					
Revenues:					
Rental income	$ 158,241	$ 178,680	$ 173,648	$ 174,585	$ 173,728
Residents fees and services	108,045	106,542	105,321	102,617	102,042
Total revenues	266,286	285,222	278,969	277,202	275,770
Property operating expenses	(117,222)	(117,440)	(115,987)	(110,056)	(108,098)
Property NOI:	149,064	167,782	162,982	167,146	167,672
Non-cash straight line rent adjustments	(1,934)	(1,720)	(2,484)	(3,030)	(2,993)
Lease value amortization	(1,525)	(1,497)	(1,493)	(1,416)	(1,381)
Non-cash amortization included in property operating expenses (2)	(199)	(200)	(199)	(199)	(199)
Cash Basis NOI	$ 145,406	$ 164,365	$ 158,806	$ 162,501	$ 163,099
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:					
Net income (loss)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988	$ 237,405
Equity in (earnings) losses of an investee	(404)	366	(831)	(7)	(44)
Income tax expense	134	32	79	105	260
(Gain) loss on early extinguishment of debt	—	—	(108)	—	130
Interest expense	45,611	45,506	45,416	44,813	43,552
Interest and other income	(114)	(305)	(248)	(60)	(54)
Unrealized (gains) losses on equity investments, net	(22,932)	106,367	(35,137)	(23,265)	(27,241)
Dividend income	(923)	(923)	(660)	(659)	(659)
Loss (gain) on sale of properties	122	—	—	(80,762)	(181,154)
Impairment of assets	6,206	61,273	4,525	548	—
Acquisition and certain other transaction related costs	7,814	56	51	67	20
General and administrative expense	9,816	657	31,032	29,078	25,118
Depreciation and amortization expense	72,230	71,935	71,661	72,300	70,339
Property NOI	149,064	167,782	162,982	167,146	167,672
Non-cash amortization included in property operating expenses (2)	(199)	(200)	(199)	(199)	(199)
Lease value amortization	(1,525)	(1,497)	(1,493)	(1,416)	(1,381)
Non-cash straight line rent adjustments	(1,934)	(1,720)	(2,484)	(3,030)	(2,993)
Cash Basis NOI	$ 145,406	$ 164,365	$ 158,806	$ 162,501	$ 163,099

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

19

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended		
	3/31/2019	3/31/2018	% Change
NOI:			
Life Science	$ 37,016	$ 36,869	0.4 %
Medical Office	34,028	33,344	2.1 %
Total MOB Portfolio	71,044	70,213	1.2 %
Triple Net Leased Senior Living Communities	50,320	67,975	(26.0)%
Managed Senior Living Communities	23,000	24,882	(7.6)%
Total Senior Living Communities	73,320	92,857	(21.0)%
Non-Segment (2)	4,700	4,602	2.1 %
Total	$ 149,064	$ 167,672	(11.1)%
Cash Basis NOI:			
Life Science	$ 34,850	$ 33,253	4.8 %
Medical Office	32,719	33,199	(1.4)%
Total MOB Portfolio	67,569	66,452	1.7 %
Triple Net Leased Senior Living Communities	50,080	67,356	(25.6)%
Managed Senior Living Communities	23,000	24,882	(7.6)%
Total Senior Living Communities	73,080	92,238	(20.8)%
Non-Segment (2)	4,757	4,409	7.9 %
Total	$ 145,406	$ 163,099	(10.8)%

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and page 22 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

20

SAME PROPERTY NOI AND CASH BASIS NOI

SAME PROPERTY NOI AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended (2)		
	3/31/2019	3/31/2018	% Change
NOI:			
Life Science	$ 35,375	$ 35,471	(0.3)%
Medical Office	32,109	31,750	1.1 %
Total MOB Portfolio	67,484	67,221	0.4 %
Triple Net Leased Senior Living Communities	49,585	62,522	(20.7)%
Managed Senior Living Communities	23,165	24,554	(5.7)%
Total Senior Living Communities	72,750	87,076	(16.5)%
Non-Segment (3)	4,700	4,602	2.1 %
Total	$ 144,934	$ 158,899	(8.8)%
Cash Basis NOI:			
Life Science	$ 33,270	$ 31,933	4.2 %
Medical Office	30,637	31,471	(2.7)%
Total MOB Portfolio	63,907	63,404	0.8 %
Triple Net Leased Senior Living Communities	49,345	62,029	(20.4)%
Managed Senior Living Communities	23,165	24,554	(5.7)%
Total Senior Living Communities	72,510	86,583	(16.3)%
Non-Segment (3)	4,757	4,409	7.9 %
Total	$ 141,174	$ 154,396	(8.6)%

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and page 22 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

(2) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

(3) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

21

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	For the Three Months Ended March 31, 2019					For the Three Months Ended March 31, 2018				
Calculation of NOI and Cash Basis NOI:	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment [(2)]	Total	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment [(2)]	Total
Rental income / residents fees and services	$ 103,221	$ 50,320	$ 108,045	$ 4,700	$ 266,286	$ 101,151	$ 67,975	$ 102,042	$ 4,602	$ 275,770
Property operating expenses	(32,177)	—	(85,045)	—	(117,222)	(30,938)	—	(77,160)	—	(108,098)
Property NOI	$ 71,044	$ 50,320	$ 23,000	$ 4,700	$ 149,064	$ 70,213	$ 67,975	$ 24,882	$ 4,602	$ 167,672
NOI change	1.2%	(26.0)%	(7.6)%	2.1%	(11.1)%					
Property NOI	$ 71,044	$ 50,320	$ 23,000	$ 4,700	$ 149,064	$ 70,213	$ 67,975	$ 24,882	$ 4,602	$ 167,672
Less:										
Non-cash straight line rent adjustments	1,806	240	—	(112)	1,934	2,236	619	—	138	2,993
Lease value amortization	1,470	—	—	55	1,525	1,326	—	—	55	1,381
Non-cash amortization included in property operating expenses [(3)]	199	—	—	—	199	199	—	—	—	199
Cash Basis NOI	$ 67,569	$ 50,080	$ 23,000	$ 4,757	$ 145,406	$ 66,452	$ 67,356	$ 24,882	$ 4,409	$ 163,099
Cash Basis NOI change	1.7%	(25.6)%	(7.6)%	7.9%	(10.8)%					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 71,044	$ 50,320	$ 23,000	$ 4,700	$ 149,064	$ 70,213	$ 67,975	$ 24,882	$ 4,602	$ 167,672
Less:										
NOI not included in same property	3,560	735	(165)	—	4,130	2,992	5,453	328	—	8,773
Same property NOI [(4)]	$ 67,484	$ 49,585	$ 23,165	$ 4,700	$ 144,934	$ 67,221	$ 62,522	$ 24,554	$ 4,602	$ 158,899
Same property NOI change	0.4%	(20.7)%	(5.7)%	2.1%	(8.8)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI [(4)]	$ 67,484	$ 49,585	$ 23,165	$ 4,700	$ 144,934	$ 67,221	$ 62,522	$ 24,554	$ 4,602	$ 158,899
Less:										
Non-cash straight line rent adjustments	1,851	240	—	(112)	1,979	2,252	493	—	138	2,883
Lease value amortization	1,531	—	—	55	1,586	1,370	—	—	55	1,425
Non-cash amortization included in property operating expenses [(3)]	195	—	—	—	195	195	—	—	—	195
Same property cash basis NOI [(4)]	$ 63,907	$ 49,345	$ 23,165	$ 4,757	$ 141,174	$ 63,404	$ 62,029	$ 24,554	$ 4,409	$ 154,396
Same property cash basis NOI change	0.8%	(20.4)%	(5.7)%	7.9%	(8.6)%					

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 25 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

22

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* (1)

(amounts in thousands)

	For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Net income (loss)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988	$ 237,405
Interest expense	45,611	45,506	45,416	44,813	43,552
Income tax expense	134	32	79	105	260
Depreciation and amortization expense	72,230	71,935	71,661	72,300	70,339
EBITDA	149,479	291	164,358	242,206	351,556
Loss (gain) on sale of properties	122	—	—	(80,762)	(181,154)
Impairment of assets	6,206	61,273	4,525	548	—
EBITDA*re*	155,807	61,564	168,883	161,992	170,402
General and administrative expense paid in common shares (2)	215	556	694	788	186
Estimated business management incentive fees (3)	—	(50,708)	18,751	17,610	14,347
Acquisition and certain other transaction related costs	7,814	56	51	67	20
(Gain) loss on early extinguishment of debt	—	—	(108)	—	130
Unrealized (gains) losses on equity securities, net (4)	(22,932)	106,367	(35,137)	(23,265)	(27,241)
Adjusted EBITDA*re*	$ 140,904	$ 117,835	$ 153,134	$ 157,192	$ 157,844

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for a definition of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a description of why we believe they are appropriate supplemental measures.

(2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018.

(4) Unrealized (gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and Five Star common stock to their fair value as of the end of the period.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
23

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

SNH

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)

(amounts in thousands, except per share data)

	For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Net income (loss) attributable to common shareholders	$ 30,082	$ (118,543)	$ 45,805	$ 123,587	$ 236,022
Depreciation and amortization expense	72,230	71,935	71,661	72,300	70,339
FFO attributable to noncontrolling interest	(5,297)	(5,300)	(5,300)	(5,300)	(5,300)
Loss (gain) on sale of properties	122	—	—	(80,762)	(181,154)
Impairment of assets	6,206	61,273	4,525	548	—
Unrealized (gains) losses on equity securities, net (2)	(22,932)	106,367	(35,137)	(23,265)	(27,241)
FFO attributable to common shareholders	80,411	115,732	81,554	87,108	92,666
Estimated business management incentive fees (3)	—	(50,708)	18,751	17,610	14,347
Acquisition and certain other transaction related costs	7,814	56	51	67	20
(Gain) loss on early extinguishment of debt	—	—	(108)	—	130
Normalized FFO attributable to common shareholders	$ 88,225	$ 65,080	$ 100,248	$ 104,785	$ 107,163
Weighted average common shares outstanding (basic)	237,568	237,568	237,511	237,487	237,478
Weighted average common shares outstanding (diluted)	237,600	237,573	237,562	237,529	237,493
Per Common Share Data (basic and diluted):					
Net income (loss) attributable to common shareholders	$ 0.13	$ (0.50)	$ 0.19	$ 0.52	$ 0.99
FFO attributable to common shareholders	$ 0.34	$ 0.49	$ 0.34	$ 0.37	$ 0.39
Normalized FFO attributable to common shareholders	$ 0.37	$ 0.27	$ 0.42	$ 0.44	$ 0.45

(1) See Definitions of Certain Non-GAAP Financial Measures on page 25 for a definition of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Unrealized (gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and Five Star common stock to their fair value as of the end of the period.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income (loss) attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO attributable to common shareholders until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributable to common shareholders includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

24

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable Securities and Exchange Commission, or SEC, rules, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income. We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 19 through 22. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 23. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 23 and include business management fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 24. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and unrealized gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 24 and includes business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN Senior Housing Properties Trust 25 Supplemental Operating and Financial Data, March 31, 2019

Senior Housing Properties Trust 26 Supplemental Operating and Financial Data, March 31, 2019 26

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type (based on Cost of Real Estate Properties as of March 31, 2019) (1) (based on Q1 2019 NOI) (2) VA: 3% IN: 3% Wellness NC: 3% Centers: 3% MD: 4% WI: 4% Independent GA: 5% Medical Living: 24% Office: 23% TX: 7% 32 Other States + D.C.: 36% FL: 9% Assisted Life Living: 22% Science: 25% CA: 10% MA: 16% SNFs: 3% (1) Cost of real estate properties is before depreciation and less impairment write downs, if any, and excludes properties classified as held for sale, if any. (2) See Page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount. Senior Housing Properties Trust 27 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY Supplemental Operating and Financial Data, March 31, 2019

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands, except investment per unit or square foot)
As of March 31, 2019

	Number of Properties	Square Feet or Number of Units		Carrying Value of Investment (1)	% of Total Investment	Investment Per Square Foot or Unit (2)	Q1 2019 Revenues (3)	% of Q1 2019 Total Revenues	Q1 2019 NOI (3) (4)	% of Q1 2019 Total NOI
Property Type:										
Life science	35	4,737,207		$ 1,926,446	22.9%	$ 407	$ 48,679	18.3%	$ 37,007	24.8%
Medical office	118	7,809,584		1,819,725	21.6%	$ 233	54,419	20.4%	34,017	22.8%
Subtotal MOBs (5)	153	12,546,791	sq. ft.	3,746,171	44.6%	$ 299	103,098	38.7%	71,024	47.6%
Independent living (6)	68	15,090		2,281,288	27.1%	$ 151,179	85,151	32.0%	35,991	24.1%
Assisted living (6)	198	14,766		2,085,099	24.8%	$ 141,209	68,730	25.8%	32,845	22.1%
Skilled nursing facilities (6)	38	3,763		118,230	1.4%	$ 31,419	4,484	1.7%	4,484	3.0%
Subtotal senior living communities	304	33,619		4,484,617	53.3%	$ 133,395	158,365	59.5%	73,320	49.2%
Wellness centers	10	812,000	sq. ft.	178,109	2.1%	$ 219	4,700	1.8%	4,700	3.2%
Total	467			$ 8,408,897	100.0%		$ 266,163	100.0%	$ 149,044	100.0%
Operator / Tenant / Managed Properties:										
Life science	35	4,737,207		$ 1,926,446	22.9%	$ 407	$ 48,679	18.3%	$ 37,007	24.8%
Medical office	118	7,809,584		1,819,725	21.6%	$ 233	54,419	20.4%	34,017	22.8%
Subtotal MOBs (5)	153	12,546,791	sq. ft.	3,746,171	44.6%	$ 299	103,098	38.7%	71,024	47.6%
Five Star (leased)	184	19,918		2,225,885	26.5%	$ 111,752	39,313	14.8%	39,313	26.4%
Brookdale Senior Living	18	940		65,912	0.8%	$ 70,119	2,015	0.7%	2,015	1.4%
10 private senior living companies (combined)	26	2,995		464,525	5.5%	$ 155,100	8,992	3.4%	8,992	6.0%
Subtotal triple net leased senior living communities	228	23,853		2,756,322	32.8%	$ 115,555	50,320	18.9%	50,320	33.8%
Managed senior living communities (7)	76	9,766		1,728,295	20.5%	$ 176,971	108,045	40.6%	23,000	15.4%
Subtotal senior living communities	304	33,619		4,484,617	53.3%	$ 133,395	158,365	59.5%	73,320	49.2%
Wellness centers	10	812,000	sq. ft.	178,109	2.1%	$ 219	4,700	1.8%	4,700	3.2%
Total	467			$ 8,408,897	100.0%		$ 266,163	100.0%	$ 149,044	100.0%

(1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. Amounts exclude investment carrying value of 30 properties classified as held for sale as of March 31, 2019, which are included in other assets in our condensed consolidated balance sheet.
(2) Represents carrying value of investment divided by the number of living units or rentable square feet, as applicable, at March 31, 2019.
(3) Excludes $123 of revenues and $20 of NOI from properties sold or for which there was a transfer of operations during the three months ended March 31, 2019.
(4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(5) Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.
(6) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community.
(7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
28

OCCUPANCY BY PROPERTY TYPE AND TENANT

OCCUPANCY BY PROPERTY TYPE AND TENANT (1)

	For the Twelve Months Ended (2)				
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Property Type:					
Life science	99.0%	98.8%	98.8%	97.6%	97.4%
Medical office	91.7%	93.6%	93.8%	93.6%	93.5%
Weighted average occupancy MOBs (3)	94.5%	95.6%	95.7%	95.1%	95.0%
Independent living	85.5%	85.3%	85.1%	85.1%	85.2%
Assisted living	83.3%	83.1%	83.2%	83.4%	83.7%
Skilled nursing facilities	79.6%	77.9%	77.3%	77.1%	76.6%
Weighted average occupancy senior living communities	84.0%	83.7%	83.6%	83.7%	83.9%
Wellness centers	100.0%	100.0%	100.0%	100.0%	100.0%
Tenant / Managed Properties:					
Life science	99.0%	98.8%	98.8%	97.6%	97.4%
Medical office	91.7%	93.6%	93.8%	93.6%	93.5%
Weighted average occupancy MOBs (3)	94.5%	95.6%	95.7%	95.1%	95.0%
Five Star (leased)	82.7%	82.2%	81.9%	82.1%	82.3%
Brookdale Senior Living	84.6%	85.1%	85.0%	84.4%	84.0%
9 private senior living companies (combined) (4)	86.0%	85.6%	87.0%	87.5%	87.9%
Weighted average occupancy triple net leased senior living communities	83.2%	82.7%	82.7%	82.9%	83.1%
Managed senior living communities (5)	86.1%	86.1%	85.9%	85.8%	85.8%
Weighted average occupancy senior living communities	84.0%	83.7%	83.6%	83.7%	83.9%
Wellness centers	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.
(2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us.
(3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of March 31, 2019 was 94.0%.
(4) Excludes data for one senior living community for which we transferred the operations of the community to our TRS and entered into a management agreement with Five Star to manage the community for our account, effective April 2019.
(5) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through March 31, 2019, was 86.2%.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
29

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS)

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1)

	For the Twelve Months Ended				
Tenant	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Five Star (2)	0.99x	1.02x	1.07x	1.13x	1.15x
Brookdale Senior Living	2.05x	2.10x	2.15x	2.23x	2.30x
9 private senior living companies (combined) (3)	1.25x	1.27x	1.27x	1.27x	1.27x
Weighted average rent coverage triple net leased senior living communities	1.06x	1.10x	1.14x	1.19x	1.21x
Wellness centers	1.99x	2.03x	1.96x	1.87x	1.78x
Total	1.12x	1.16x	1.19x	1.23x	1.24x

(1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.

(2) Rent coverage is calculated based on the annualized rental income as of December 31, 2018. If the terms of the Transaction Agreement had been in effect as of December 31, 2018, based on the $132,000 of annualized rental income payable to us by Five Star under the Transaction Agreement, rent coverage for the 12 months ended December 31, 2018 would have been 1.55x.

(3) Excludes data for one senior living community for which we transferred the operations of the community to our TRS and entered into a management agreement with Five Star to manage the community for our account, effective April 2019.

All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

30

MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED MARCH 31, 2019 AND 2018)

SNH

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended March 31, 2019			As of and For the Three Months Ended March 31, 2018		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	35	118	153	36	119	155
Square Feet (1)	4,737	7,810	12,547	4,800	7,802	12,602
Occupancy (2)	97.8 %	91.7 %	94.0%	97.6%	93.6%	95.1%
Rental Income (3)	$ 48,779	$ 54,442	$ 103,221	$ 47,952	$ 53,199	$ 101,151
NOI (4)	$ 37,016	$ 34,028	$ 71,044	$ 36,869	$ 33,344	$ 70,213
Cash Basis NOI (4)	$ 34,850	$ 32,719	$ 67,569	$ 33,253	$ 33,199	$ 66,452
NOI Margin % (5)	75.9 %	62.5 %	68.8%	76.9%	62.7%	69.4%
Cash Basis NOI Margin % (6)	74.6 %	61.4 %	67.6%	74.9%	62.4%	68.1%
NOI % Change	0.4 %	2.1 %	1.2%			
Cash Basis NOI % Change	4.8 %	(1.4)%	1.7%			

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended March 31, 2019 (7)			As of and For the Three Months Ended March 31, 2018 (7)		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	33	106	139	33	106	139
Square Feet (1)	4,419	7,322	11,741	4,422	7,310	11,732
Occupancy (2)	97.7 %	91.4 %	93.8%	98.1%	93.3%	95.1%
Rental Income (3)	$ 46,300	$ 51,780	$ 98,080	$ 45,603	$ 51,255	$ 96,858
NOI (4)	$ 35,375	$ 32,109	$ 67,484	$ 35,471	$ 31,750	$ 67,221
Cash Basis NOI (4)	$ 33,270	$ 30,637	$ 63,907	$ 31,933	$ 31,471	$ 63,404
NOI Margin % (5)	76.4 %	62.0 %	68.8%	77.8%	61.9%	69.4%
Cash Basis NOI Margin % (6)	75.1 %	60.8 %	67.5%	75.8%	61.6%	68.0%
NOI % Change	(0.3)%	1.1 %	0.4%			
Cash Basis NOI % Change	4.2 %	(2.7)%	0.8%			

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and page 22 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

31

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended March 31, 2019	2018
Number of Properties	228	233
Number of Units	23,853	24,947
Occupancy (2)	83.2 %	83.1%
Rent Coverage (2)	1.06x	1.21x
Rental Income	$ 50,320	$ 67,975
NOI (3)	$ 50,320	$ 67,975
Cash Basis NOI (3)	$ 50,080	$ 67,356
NOI % change	(26.0)%	
Cash Basis NOI % change	(25.6)%	

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended March 31, 2019 (4)	2018 (4)
Number of Properties	208	208
Number of Units	22,302	22,302
Occupancy (2)	83.2 %	83.1%
Rent Coverage (2)	1.06x	1.21x
Rental Income	$ 49,585	$ 62,522
NOI (3)	$ 49,585	$ 62,522
Cash Basis NOI (3)	$ 49,345	$ 62,029
NOI % change	(20.7)%	
Cash Basis NOI % change	(20.4)%	

(1) Includes independent and assisted living communities and SNFs.
(2) All tenant operating data presented are based upon the operating results provided by our tenants for the twelve months ended December 31, 2018 and 2017 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants' facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented.
(3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and page 22 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.
(4) Consists of triple net leased senior living communities owned continuously since January 1, 2018 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

32

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended March 31, 2019 2018 Number of Properties (1) 76 72 Number of Units (1) 9,766 9,258 Occupancy 86.3% 85.8% Average Monthly Rate (2) $ 4,275 $ 4,308 Average Monthly Rate % Change (0.8)% Residents Fees and Services $ 108,045 $ 102,042 RESULTS OF OPERATIONS RESULTS Property Operating Expenses (85,045) (77,160) NOI (3) $ 23,000 $ 24,882 NOI Margin % (4) 21.3% 24.4% NOI % Change (7.6)% MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended March 31, 2019 (5) 2018 (5) Number of Properties 70 70 Number of Units 9,059 9,059 Occupancy 86.4% 85.9% Average Monthly Rate (2) $ 4,329 $ 4,308 Average Monthly Rate % Change 0.5 % Residents Fees and Services $ 101,612 $ 100,358 Property Operating Expenses (78,447) (75,804) NOI (3) $ 23,165 $ 24,554 NOI Margin % (4) 22.8% 24.5% NOI % Change (5.7)% (1) Includes only those managed senior living communities owned and managed for our account during the periods presented. (2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – AND SAME PROPERTY MANAGED SENIOR LIVING COMMUNITIES SEGMENT 30 days. (3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and page 22 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. (4) NOI margin % is defined as NOI as a percentage of residents fees and services. (5) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2018 and excludes communities classified as held for sale, if any. Senior Housing Properties Trust 33 Supplemental Operating and Financial Data, March 31, 2019

MOB LEASING SUMMARY

MOB LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Buildings	153	155	155	155	155
Total sq. ft. (1)	12,547	12,600	12,600	12,600	12,602
Occupancy (2)	94.0%	94.5%	95.6%	95.7%	95.1%
Leasing Activity (sq. ft.):					
New leases	51	53	86	106	27
Renewals	447	143	308	88	69
Total	498	196	394	194	96
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 24.88	$ 25.48	$ 22.12	$ 23.41	$ 27.19
Renewals	$ 25.03	$ 27.77	$ 24.71	$ 37.85	$ 50.20
Average net annual rent	$ 25.01	$ 27.15	$ 24.14	$ 29.94	$ 44.37
Leasing Costs and Concession Commitments (3):					
New leases	$ 1,857	$ 1,434	$ 4,128	$ 2,381	$ 1,030
Renewals	12,518	949	7,113	2,193	677
Total	$ 14,375	$ 2,383	$ 11,241	$ 4,574	$ 1,707
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 36.28	$ 26.90	$ 47.90	$ 22.39	$ 37.49
Renewals	$ 28.01	$ 6.62	$ 23.08	$ 25.00	$ 9.80
All new and renewed leases	$ 28.86	$ 12.12	$ 28.51	$ 23.57	$ 17.68
Weighted Average Lease Term (years) (4):					
New leases	5.0	6.1	8.2	4.5	4.9
Renewals	8.9	3.0	6.2	6.2	5.1
All new and renewed leases	8.5	3.8	6.6	5.5	5.1
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 7.20	$ 4.53	$ 6.60	$ 5.01	$ 7.59
Renewals	$ 3.16	$ 2.33	$ 3.77	$ 4.12	$ 1.93
All new and renewed leases	$ 3.40	$ 3.29	$ 4.47	$ 4.54	$ 3.49

(1) Sq. ft. measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of March 31, 2019, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization.

The above leasing summary is based on leases entered into during the periods indicated.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

34

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of March 31, 2019

	Tenant	Facility Type		Annualized Rental Income (1)	% of Annualized Rental Income (1)	Expiration
1	Five Star Senior Living Inc. (2)	Senior living	$	132,000	19.0%	2019
2	Vertex Pharmaceuticals Inc. (3)	MOB - Life science		94,820	13.6%	2028
3	Advocate Aurora Health	MOB - Medical office		16,896	2.4%	2024
4	Cedars-Sinai Medical Center	MOB - Medical office		15,234	2.2%	2019 - 2032
5	Pacifica Senior Living, LLC	Senior living		11,375	1.6%	2023
6	Life Time Athletic	Wellness center		10,550	1.5%	2028
7	The Scripps Research Institute (4)	MOB - Life science		10,195	1.5%	2019
8	Brookdale Senior Living, Inc.	Senior living		9,850	1.4%	2032
9	Starmark Holdings, LLC	Wellness center		7,929	1.1%	2023
10	Reliant Medical Group, Inc. (4)	MOB - Medical office		7,503	1.1%	2019
11	Ology Bioservices, Inc.	MOB - Medical office		7,384	1.1%	2031
12	HCA Holdings Inc	MOB - Medical office		7,173	1.0%	2020 - 2029
13	Medtronic, Inc.	MOB - Medical office		6,980	1.0%	2020 - 2022
	All Other Tenants (5)			357,985	51.5%	2019 - 2035
	Total Tenants		$	695,874	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of March 31, 2019. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers.

(2) Pursuant to the Transaction Agreement and subject to certain conditions and the receipt of various approvals, effective January 1, 2020, the existing five master leases for all of our senior living communities that are leased to Five Star as well as the existing management agreements and pooling agreements with Five Star for all of our senior living communities that Five Star currently manages for us will be terminated and replaced with new management agreements for all Five Star operated senior living communities. Also pursuant to the Transaction Agreement, commencing February 1, 2019 through December 31, 2019, subject to adjustments and extension, the aggregate amount of monthly minimum rent payable to us by Five Star under the five master leases with Five Star was reduced to $11,000.

(3) The property leased by this tenant is owned by a joint venture in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(4) We expect these tenants to vacate during the second quarter of 2019 the 522,118 of aggregate square feet leased to them. The releasing of this space may take time, and significant capital expenditures may be required to reposition these properties. We have 10 properties leased to Reliant Medical Group, Inc. classified as held for sale as of March 31, 2019.

(5) Includes NOI (three months ended March 31, 2019, annualized) from our managed senior living communities.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019

35

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

(dollars in thousands)
As of March 31, 2019

MOB Annualized Rental Income Expiring

Year	Annualized Rental Income(2)	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2019 (3)	$ 34,707	8.6%	8.6%
2020	34,911	8.7%	17.3%
2021	28,490	7.1%	24.4%
2022	33,404	8.3%	32.7%
2023	21,995	5.5%	38.2%
2024	46,877	11.6%	49.8%
2025	18,174	4.5%	54.3%
2026	25,786	6.4%	60.7%
2027	10,359	2.6%	63.3%
Thereafter	148,160	36.7%	100.0%
Total	$ 402,863	100.0%	

Average remaining lease term (weighted by rent): 6.2 years

MOB Square Feet with Leases Expiring

Year	Square Feet (4)	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2019 (3)	964,146	8.2%	8.2%
2020	1,446,336	12.3%	20.5%
2021	867,206	7.4%	27.9%
2022	1,202,812	10.2%	38.1%
2023	1,075,104	9.1%	47.2%
2024	1,718,691	14.6%	61.8%
2025	779,948	6.6%	68.4%
2026	890,227	7.5%	75.9%
2027	412,573	3.5%	79.4%
Thereafter	2,434,556	20.6%	100.0%
Total	11,791,599	100.0%	

(1) Lease expiration data for our triple net leased senior living communities and wellness centers has not been provided because, except for (i) the expected change in the lease expiration data under our five master leases with Five Star from various dates to January 1, 2020, and (ii) the April 2019 transfer of the operations of one senior living community previously leased to a private operator to Five Star under our TRS structure, there were no changes to our lease expiration schedules for our triple net leased senior living communities and wellness centers from those reported in our fourth quarter 2018 supplemental operating and financial data.

(2) Annualized rental income is based on rents pursuant to existing leases as of March 31, 2019, including straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases and excluding lease value amortization at certain of our MOBs. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture in which we own a 55% equity interest.

(3) Includes two MOB tenants with aggregate annualized rental income of $17,698 and occupied square feet of 522,118 that we expect to vacate during the second quarter of 2019.

(4) Includes 100% of square feet from a property owned by a joint venture in which we own a 55% equity interest.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, March 31, 2019
36

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • We have entered into the Transaction Agreement to modify our existing business arrangements with Five Star, and certain of the transactions contemplated by the Transaction Agreement are expected to be effective January 1, 2020. These transactions are subject to conditions, including, among others, the receipt of approval by Five Star's stockholders and certain regulatory approvals. We cannot be sure that any or all of such conditions will be satisfied. Accordingly, these transactions may not become effective as of January 1, 2020 or at all, or the terms of such transactions may change. • We have agreed to sell 13 MOBs and 17 SNFs for an aggregate sales price of approximately $39.6 million, excluding closing costs. These sales are subject to conditions. These conditions may not be met and these sales may not occur, may be delayed or their terms may change. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Senior Housing Properties Trust 37 Supplemental Operating and Financial Data, March 31, 2019